UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2011

THE E.W. SCRIPPS COMPANY

(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Walnut Street Cincinnati, Ohio 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (513) 977-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPANY

INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

2.01	Completion of Acquisition or Disposition of Assets	3

9.01	Financial Statements and Exhibits	3

EXPLANATORY NOTE

On December 30, 2011, The E.W. Scripps Company (“Company”), filed a Current Report on Form 8-K (“Original Form 8-K”) to report the closing of the Company’s acquisition of McGraw-Hill Broadcasting Company, Inc. (“McGraw-Hill”), a wholly-owned subsidiary of The McGraw-Hill Companies, Inc. This Current Report on Form 8-K/A is being filed to supplement the Original Form 8-K and to include the required Item 9.01(a) Financial Statements of Business Acquired and the required Item  9.01(b) Pro Forma Financial Information.

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 3, 2011, we reached a definitive agreement to acquire McGraw-Hill for $212 million in cash, plus a working capital adjustment estimated at $4.4 million. On December 30, 2011, we closed our acquisition of McGraw-Hill. We financed the transaction pursuant to a credit agreement entered into December 9, 2011. The businesses acquired include four ABC affiliated television stations and five Azteca affiliated stations. A copy of the unaudited pro forma condensed combined financial information is filed as exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

McGraw-Hill’s financial statements as of September 30, 2011 and December 31, 2010, and for the periods ended September 30, 2011 and 2010, and year ended December 31, 2010, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The required pro forma financial information of the Company for the nine months ended September 30, 2011, and for the year ended December 31, 2010, is attached hereto as Exhibit 99.2 and is incorporated herein by reference. We have not included a pro forma balance sheet as the acquisition is already reflected in our balance sheet as of December 31, 2011, as reported in our 2011 Form 10-K.

Exhibit Number	Description of Item

23.1	Consent of Ernst & Young LLP

99.1	Balance Sheets of McGraw-Hill as of September 30, 2011, and December 31, 2010, and the related Statements of Operations, of Cash Flows and Parent Company Equity for the period ended September 30, 2011, and year ended December 31, 2010.

99.2	Unaudited pro forma condensed Combined Statements of Operations for the nine months ended September 30, 2011, and the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Douglas F. Lyons
Douglas F. Lyons Vice President and Controller (Principal Accounting Officer)

Dated: March 13, 2012

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